Filed pursuant to Rule 497(e)
Registration Nos. 333-82865; 811-09447

Jacob Forward ETF (JFWD)
(the “Fund”)
June 14, 2022
Supplement to the Prospectus, dated December 31, 2021
The following information supplements and should be read in conjunction with the Fund’s Prospectus.
At a special meeting of shareholders of the Fund held on June 13, 2022, shareholders voted to approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.
The following replaces the first paragraph in the section entitled “Principal Investment Strategy” on page 3 of the Prospectus:
The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of companies of all sizes. The Fund maintains a portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. The Fund may have significant exposure to the information technology sector.
The following supplements the section entitled “Principal Investment Strategy” on page 3 of the Prospectus:
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The following supplements the section entitled “Principal Investment Risks” on pages 4-6 of the Prospectus:
Non-Diversification Risk: The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
The following replaces the first paragraph in the section entitled “Additional Information About the Fund — Principal Investment Strategies” on page 7 of the Prospectus:
The Fund seeks to achieve its investment objective by investing in common stocks and other equity securities of companies of all sizes. The Fund maintains a portfolio of investments consisting primarily of common stocks. The Fund may also invest in other equity securities, such as preferred stocks, rights, or warrants. Equity securities generally represent an ownership interest in a company and their value is based on the success of the company’s business, any income paid to shareholders, the value of the company’s assets, general market conditions and investor demand. The Fund may have significant exposure to the information technology sector.
The following supplements the section entitled “Additional Information About the Fund — Principal Investment Strategies” on page 7 of the Prospectus:
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The following supplements the section entitled “Additional Information About the Fund — Additional Information about the Fund’s Principal Risks” on pages 7-10 of the Prospectus:
Non-Diversification Risk: The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
Please retain this Supplement with your Prospectus for future reference.

Jacob Forward ETF (JFWD)
(the “Fund”)
June 14, 2022
Supplement to the Statement of Additional Information (“SAI”) dated December 31, 2021
The following information supplements and should be read in conjunction with the Fund’s SAI.
At a special meeting of shareholders of the Fund held on June 13, 2022, shareholders voted to approve the change of the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.
The following supplements the section entitled “I. General Information About the Fund” on page 1 of the SAI:
The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. This may have an adverse effect on the Fund’s performance or subject Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).
Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. To qualify as a RIC under the Code, the Fund must meet the Diversification Requirement described in the section titled “XVII. Federal Income Taxes” in this SAI.
The following is deleted from the section entitled “II. Description of the Fund and Its Investment Strategies and Risks — A. Investment Strategies and Risks” on page 1 of the SAI:
As a diversified, open-end management investment company, at least 75% of the Fund’s total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund’s total assets and to not more than 10% of the issuer’s voting securities.
The following is deleted from the section entitled “II. Description of the Fund and Its Investment Strategies and Risks – E. Fund Policies – Investment Restrictions” on pages 11-12 of the SAI:
(7) Change its classification under the 1940 Act from “diversified” to “non-diversified.” The following sentence describes the current regulatory definition of “diversified” for purposes of the 1940 Act, and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A diversified fund is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

Please retain this Supplement with your SAI for future reference.
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